VESSELS (Tables)	12 Months Ended
Dec. 31, 2014
VESSELS [Abstract]
Vessels
Vessels, net consist of the carrying value of six vessels, including drydocking and engine overhaul costs.

All Figures in USD ‘000	2014	2013
Vessels	263,705	131,508
Drydocking	1,200	600
Engine Overhaul	1,793	919
Total	266,698	133,027
Less Accumulated Depreciation	11,655	262
Vessels, net	255,043	132,765